                                                                  Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the incorporation by reference in this Registration Statement of The First Years Inc. on Form S-8 of our report dated March 5, 1998 and appearing in the Annual Report on Form 10-K of the Company for the year ended December 31, 1997.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
August 3, 1998